SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549

                          FORM 8-K

                       Current Report
           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

              Date of Report:  November 4, 1999
    (Date of Earliest Event Reported:  October 28, 1999)

                SOUTHERN NATURAL GAS COMPANY
   (Exact Name of Registrant as Specified in the Charter)

                          Delaware
       (State or Other Jurisdiction of Incorporation)

         1-2745                              63-0196650
(Commission File Number)          (I.R.S. Employer Identification No.)

                      El Paso Energy Building
                      1001 Louisiana Street
                         Houston, Texas
                              77002
              (Address of Principal Executive Offices)
                            (Zip Code)

                       (713) 420-2131
    (Registrant's Telephone Number, Including Area Code)

Item 4.   Changes in Registrant's Certifying Accountant

     a. On October 25, 1999, Sonat Inc. ("Sonat"), the parent company of Southern Natural Gas Company ("SNG") merged with El Paso Energy Corporation ("El Paso Energy"). Effective October 28, 1999, SNG retained PricewaterhouseCoopers LLP as its new certifying accountants. PricewaterhouseCoopers LLP also acts as independent public accountants for El Paso Energy, the new parent company of SNG. Ernst & Young LLP ("EY"), SNG's former independent public accountants, were released as SNG's certifying accountants effective October 28, 1999. EY's report on SNG's financial statements during the two most recent fiscal years ending December 31, 1998, contained no adverse opinion or disclaimer of opinion, and was not qualified as to uncertainty or audit scope. The decision to change accountants was approved by SNG's Board of Directors.

     During the last two fiscal years ending December 31, 1998, and through October 28, 1999, there were no disagreements between SNG and EY on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY, would have caused it to make a reference to the subject matter of the disagreements in connection with its audit reports.

     There were no "reportable events" as described in Item
304(a) (1) (v) of Regulation S-K with respect to SNG within the last two fiscal years ending December 31, 1998, and through October 28, 1999.

     SNG has requested that EY furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements set forth above. A copy of such letter, dated November 4, 1999, is filed as Exhibit 16 to this Current Report on Form 8-K.

     b.   Effective October 28, 1999, SNG engaged
PricewaterhouseCoopers LLP as its principal accountants.
During the last two fiscal years ending December 31, 1998, and through October 28, 1999, SNG did not consult
PricewaterhouseCoopers LLP regarding any of the matters or events set forth in Item 304(a) (2) (i) and (ii) of Regulation S-K.

Item 7.   Financial Statements and Exhibits

     (c)  Exhibits

          16 Letter from Ernst & Young LLP regarding change in certifying accountant.

     Pursuant to the requirements of the Securities Exchange
Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SOUTHERN NATURAL GAS COMPANY

November 4, 1999
                             By: /s/ Jeffrey I. Beason
                                _________________________
                                    Jeffrey I. Beason
                                 Senior Vice President
                                     and Controller
                               (Chief Accounting Officer)

                           EXHIBIT INDEX

Exhibit
 No.    Description
------  -----------
 16 Letter from Ernst & Young LLP regarding change in certifying accountant.